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                                                                EXHIBIT 10.5

                DOVE INTERNATIONAL, INC. ("Dove", "we" or "us")
                             8955 Beverly Boulevard
                       West Hollywood, California  90048


                               September 12, 1996


Guinness Mahon & Co. Limited (the "Bank")
32 St. Mary At Hill
London, England EC3P 3AJ

Samuelson Entertainment Limited ("SEL")
23 West Southfield
London, England  EC1A 9HY

         Re:   "WILDE"  (THE "PICTURE")
               ------------------------

Dear Sirs:

         Definitions used in the Agreement shall have the same meaning when used herein unless the context otherwise requires.

         The Bank has requested that we arrange for the deposit of the sum of L.333,334 ("the Deposit") as security for the final payment of the Advance payable when due pursuant to Clause 7.4 of the Inter-Party Agreement made among, inter alia, the Bank, SEL and us (the "Inter-Party Agreement"), provided and notwithstanding anything to the contrary in the Inter-Party Agreement, that an aggregate of no less than G.B.L.5,135,844 production financing has been advanced to SEL (after the date hereof) by June 30, 1997. We acknowledge that the G.B.L.5,135,844 production financing requirement shall be reduced by the following amounts upon payment or by holdback in the case of the payment to the Bank as part of the first draw down and in the case of the Bank, (or holdbacks in the case of the Bank) to the specified parties:

       The Bank                  -       G.B.L.135,000
       British Screen Fund       -       G.B.L. 58,500
       Donadio & Asworth, Inc.   -       G.B.L. 85,500
       Wall-to-Wall TV, Ltd.     -       G.B.L.  5,000
       Film Finances, Ltd.       -       G.B.L.136,749
       Peter Frasers & Dunlop    -       G.B.L. 50,000
       Miramax Film Corp
         (approx.)               -       G.B.L.110,340
                                         -------------
       TOTAL                             G.B.L.581,089





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
Page 2
September 12, 1996




As an inducement for the Bank entering into the loan agreement with SEL to finance the production costs of the Picture, in consideration of MV agreeing to arrange for the Deposit to be placed with the Bank upon the terms and conditions set out below, and SEL agreeing to amend the payment schedule and the other terms herein in the Agreement as set out below, the parties hereby agree, as follows:

         1. MV hereby agrees to place or cause to be placed the Deposit by no later than the opening of business (London time) on Friday, September 13th with the Bank in an account charged in favor of the Bank as security for our obligation to pay the sum of L.333,334 on Delivery in accordance with terms of the Agreement (as modified by the Inter-Party Agreement and this letter agreement). The Bank agrees that interest on such Deposit shall be unconditionally and irrevocably paid to MV and the Deposit shall be released to MV upon our payment of the payment pursuant to Section 15(b) of the Agreement. The Deposit shall be unconditionally and irrevocably released to MV if Delivery is not effected in accordance with the terms of the Agreement (as modified by the Inter-Party Agreement and this letter agreement ).

         2. In consideration of the foregoing, we and SEL hereby agree that MV shall be entitled to receive a 5% commission ("MV" Commissions") from all Gross Receipts received by us in the Territory after deduction of Dove's full Distribution Fee as set out in Paragraph IV of Exhibit B to the Agreement until such time as MV has received the sum of $120,000 (whereupon such commission shall cease to be deducted from such Gross Receipts), and we hereby unconditionally and irrevocably undertake to pay such commission to MV to bank account designated by MV to us in writing. Furthermore, SEL hereby agrees that MV shall be entitled to: (i) the sum of $120,000 payable 5% from 100% of the gross receipts received by all third party distributors from exploitation of the rights in the Territory in the event the rights granted to us under the Agreement terminate after the cure periods or as otherwise provided in the Inter-Party Agreement (and after only the Bank's recoupment of the amount of the unpaid portion of the Advance due under Section 15(a) plus the Bank's actual costs relating to the collection of the unpaid portion of the Advance due under Section 15(a) and the disposition of the rights generally described in Section 4(a) of the Agreement, less all proceeds





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
Page 3
September 12, 1996




                 received by the Bank (by the date of any payments by MV under the Guaranty) from any sale, license or other disposition of the rights generally described in Section 4(a) of the Agreement (including by SEL or otherwise); and (ii) 8% of 100% of net profits of the Picture ("MV Profits"), net profits being payable, defined and accounted for in accordance with the terms of the Collection Agreement made with, inter alia, SEL, but in no event on terms less favorable than applicable to any other profit participant.

         3. In order to induce MV to arrange for the Deposit to be placed with the Bank upon the terms and conditions set out herein, to secure payment of all sums payable by him under the Guaranty of even date to be given by MV to the Bank (the "Guaranty") and the payment of the Deposit to the Bank if we do not make timely payment of the Section 15(b) payment, and in order to secure the payment of the MV Profits to MV hereunder by SEL, SEL hereby grants and assigns to MV a continuing security interest in, and copyright mortgage in, the Picture and in all of Samuelson's right, title and interest in all elements, including physical elements, properties, copyrights, contract rights, inventories, accounts and general intangibles associated with and relating to the Picture. Notwithstanding the foregoing, MV acknowledges that such security interest shall be subordinated only to liens in favor of us and the Bank in the amount of the unpaid sums pursuant to Section 15(a) of the Agreement and interest as provided herein; and in the case of the Bank provided that, the Bank executes a nondisturbance agreement in a form and substance reasonably satisfactory to MV and the Bank. SEL agrees to execute all further documents MV may reasonably require to perfect, evidence, renew and/or continue the security interest and copyright mortgage and assignment hereby granted and/or to effectuate the purposes and intents of this Agreement, including, without limitation, the signing and delivery of Uniform Commercial Code financing statement and mortgage of copyright in a form and substance attached hereto as Exhibit "A".

         4. In addition, in order to induce MV to arrange for the Deposit to be placed with the Bank upon the terms and conditions set out herein and to deliver the Guaranty to the Bank, to secure payment of all sums payable by him under the Guaranty and the payment of the Deposit to the Bank if we do





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
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September 12, 1996




                 not make timely payment of the Section 15(b) payment, we hereby grant and assign to MV a continuing security interest in, and copyright mortgage in, the Picture and in all of our right, title and interest in all elements, including physical elements, properties, copyrights, contract rights, inventories, accounts and general intangibles associated with and relating to the Picture. Notwithstanding the foregoing, MV acknowledges that such security interest shall be subordinated only to liens in favor of us and the Bank in the amount of the unpaid sums pursuant to Section 15(a) of the Agreement and interest as provided herein; and in the case of the Bank provided that, the Bank executes a nondisturbance agreement in a form and substance reasonably satisfactory to MV and the Bank. We agree to execute all further documents MV may reasonably require to perfect, evidence, renew and/or continue the security interest and copyright mortgage and assignment hereby granted and/or to effectuate the purposes and intents of this Agreement, including, without limitation, the signing and delivery of Uniform Commercial Code financing statement and mortgage of copyright in a form and substance attached hereto as Exhibit "B".

         5. SEL (and the Bank, as assignee of SEL's rights under the Agreement) and we agree to hereby amend the Agreement (which shall in other respects remain in full force and effect save as set out in the Inter-Party Agreement) by deleting the words "November 1, 1996" appearing therein and adding after the words "March 3, 1997" the words "and April 2, 1997". We hereby confirm that we will be responsible for and pay to the
                 Bank: the interest charges incurred by SEL to the Bank caused by changing payment of the Advance from two payments of L.333,333 each on the first and last day of principal photography to five payments of L.133,334 as set out in
                 Section 15(a) of the Agreement as amended in this Paragraph 5, to a cap of L.20,000, such interest to be payable at the same time as the payment pursuant to Section 15(b) of the Agreement (as modified by Clause 7.4 of the Inter-Party Agreement and this letter agreement). Such interest charges once paid may be recouped by Dove as Distribution Expenses out of Gross Receipts.

         6. Dove and SEL (and the Bank, as assignee of SEL's rights under the Agreement) hereby amend the Agreement (which shall in all other





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
Page 5
September 12, 1996




                 respects remain in full force and effect save as set out in the Inter-Party Agreement), as follows:

                 (i) In the event that Dove fails to make timely payment of the portion of Advance due under Section 15(a) of the Agreement (as such payment dates are modified herein), SEL and the Bank each agree that it will provide Dove with one hundred five (105) days written notice ("Cure Period Notice") specifying the portion of Advance which has not been paid when due and payable, prior to taking action against Dove or terminating the rights grant under Section 4(a) of the Agreement. Specifically, the rights granted to Dove under Section 4(a) of the Agreement shall remain vested pursuant to Section 4(a) and shall not revert to SEL or be terminated until the end of such one hundred five (105) day period (the "Cure Period").
                          In the event that Dove is simultaneously in default under more than one of the payment obligations under
                          Section 15(a) (as modified by this letter agreement), the Cure Periods shall run consecutively from delivery of the Cure Period Notice for the then earliest uncured payment default. (To illustrate: if Dove does not pay a portion Advance payment due in January and February 1997, then: (i) the Cure Period for the January default shall commence on delivery of the Cure Period Notice therefor and terminate 105 days thereafter, (ii) the Cure Period for the February default shall commence on the date of delivery of the February Cure Period Notice, provided that so long as the January default is not cured the February Cure Period shall be deemed to have commenced upon delivery of the January Cure Period Notice; and (iii) if Dove or any third party cures the January default at any time during the Cure Period therefore, then the February Cure Period shall be deemed to have commenced on the date of actual delivery of the February Cure Period Notice (and not concurrent with delivery of the January Cure Period Notice).) During each Cure Period, Dove shall have the right to cure any such default under the Agreement by making payment of the portion of Advance that is the subject of the Cure Period Notice (whereupon Dove shall be deemed to be in compliance with the terms of the Agreement); provided, however, that in the event that the default is cured after





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
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September 12, 1996




                          the 60th day of the Cure Period, then and in such event to effect such cure Dove (or the curing third party) must pay the amount of the Advance then due and payable, together with accrued interest thereon at the rate equal to the fixed rate equivalent to 2% per annum over LIBOR (as fixed or floating pursuant to the exercise of SEL's option with the Bank) (accrued for that number of days by which the date on which the curing payment was made was beyond or in excess of the 60th day of the Cure Period and such interest charges once paid may be recouped by Dove as Distribution Expenses out of Gross Receipts); and

                 (ii) Upon payment to SEL or the Bank (as the assignee of SEL's rights under the Agreement) of all of the amounts due under Section 15 of the Agreement (together with interest on cure payments made after the 60th day of a Cure Period, if applicable, as described in Section 4(i) above), regardless of the date paid (i.e., if paid by the dates provided for in the Agreement (as modified herein) or whether paid during any of the Cure Periods) and the payors thereof (including, without limitation, whether paid by Dove or a third party), the condition set forth in the first sentence of Section 4(a) of the Agreement shall be deemed satisfied for all purposes and Dove shall unconditionally and indefeasibly own all of the rights set forth and described in Section 4(a) of the Agreement free and clear of any claims and the Bank's security interest in the rights described under
                          Section 4(a) of the Agreement shall terminate.

                 (iii) In the event of the filing of a bankruptcy case by or against us and provided, that the Advance has not been paid by us or MV, the grant of rights under
                          Section 4(a) shall terminate (provided, however, that our and MV's rights to repayment of amounts previously paid by either or both of us shall continue as set forth in the Inter-Party Agreement).

         7. In order to induce the Bank to provide the production financing to SEL, Dove hereby grants and assigns to the Bank a continuing security interest in, and copyright mortgage in the Picture and in all of our right, title and interest in all elements, including physical elements, properties,





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
Page 7
September 12, 1996




                 copyrights, contract rights, inventories, accounts and general intangibles associated with and relating to the Picture. Dove's rights pursuant to Section 4(a) of the Agreement in the Picture until the sums due and payable under Section 15(a) have been paid. Upon payment of the sums to the extent due and payable under Section 15(a) by any party, such security interest shall automatically terminate. We agree to execute all further documents the Bank may reasonably require to perfect, evidence, renew and/or continue the security interest and copyright mortgage and assignment hereby granted and/or to effectuate the purposes and intents of this Agreement, including, without limitation, the signing and delivery of Uniform Commercial Code financing statement and mortgage of copyright in a form and substance attached hereto as Exhibit "C". In addition, we agree to undertake our commercially reasonable efforts to obtain subordination(s) for existing lienholder(s) in our rights in the Picture in a form and substance reasonably acceptable to the Bank, us and the lienholder(s).

         8. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California, without giving effect to principals of conflicts of laws. Each of you and us irrevocably consent to the exclusive jurisdiction of the courts of the State of California and the federal courts of the United States located in California (Central District) for the purpose of any action or in the proceeding relating to this agreement.

         This letter may be signed in counterparts. Kindly indicate your acceptance of its terms by signing and returning the enclosed copy.

                                                   Yours faithfully,

                                                   DOVE INTERNATIONAL, INC.


                                                   By:/s/ Steve Soloway
                                                      -------------------------
                                                   Its:V.P. - General Counsel
                                                       ----------------------





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Guinness Mahon & Co. Limited
Samuelson Entertainment Limited
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September 12, 1996





AGREED AND ACCEPTED:


/s/ Premila Hoon
-------------------------------
GUINNESS MAHON & CO. LIMITED


/s/ Mark Samuelson
-------------------------------
SAMUELSON ENTERTAINMENT LIMITED

ACKNOWLEDGED WITH RESPECT TO PARAGRAPHS 3 AND 4:


/s/ Michael Viner
-------------------------------
MICHAEL VINER